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            INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS' CONSENT

We consent to the incorporation by reference in this Registration Statement of CNB, Inc. on Form S-3 of our report dated January 31, 1997 appearing in the Annual Report on Form 10-KSB of CNB, Inc. for the year ended December 31, 1996, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


                                     OSBURN, HENNING AND COMPANY

Orlando, Florida
May 22, 1997